Income Taxes (Details 1) - USD ($)	Aug. 31, 2023	Aug. 31, 2022
Deferred tax assets:
Net operating loss carryforwards	$ 8,468,620	$ 7,977,402
Capitalized research and development	944,662	990,618
Stock based compensation	2,550,537	2,508,105
Gross deferred tax assets	11,963,819	11,476,125
Less: valuation allowance	(11,962,425)	(11,474,539)
Total deferred tax assets	1,394	1,586
Deferred tax liabilities
Depreciation	(1,394)	(1,586)
Gross deferred tax liabilities	(1,394)	(1,586)
Net deferred taxes	$ 0	$ 0